STOCK PURCHASE AGREEMENT

         THIS STOCK PURCHASE AGREEMENT, (this "Agreement") is made this 22nd day of May, 1996, by and between Premier Sales Corporation, Ltd. ("Buyer"), whose address is The Ave Sark, Channel Islands, GY9 OSB and, Canton Financial Services Corporation ("Seller"), with offices at 268 West 400 South, Ste. 301, Salt Lake City, UT 84101.

                                   WITNESSETH

         WHEREAS, Seller desires to sell to Buyer and Buyer desires to acquire from Seller, 8,400,000 shares of Seller's Restricted Common Stock of Cyber Real Estate, Inc. (the "Stock") on the terms and conditions contained herein, subject to satisfaction of those certain conditions to closing hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the parties hereto do agree as follows:

         l. Acquisition of Stock. Seller hereby agrees to issue to Buyer and to assign, transfer and convey to Buyer free and clear of all liabilities, liens, claims, security interests and encumbrances and restrictions of any kind, and Buyer hereby agrees to acquire from Seller, all of the Stock upon the terms and subject to the conditions hereinafter set forth. Seller shall deliver to Buyer at closing certificates for the Stock duly executed for transfer to Buyer on the stock books and records of Seller. The Stock of Seller will be issued in a non-public offering pursuant to any and all available and applicable exemptions from registration in accordance with state and federal law. That said Stock of Cyber Real Estate, Inc. being sold by Seller and purchased by Buyer herein, represents a majority and controlling interest in Cyber Real Estate, Inc., as well as, controlling interest in Cyber Real Estate Inc.'s subsidiary, Cyber Real Estate of Illinois, Inc., whose sole asset is property located in DeKalb, Illinois.

         2. Purchase Price/Payment. In exchange for said Stock, Buyer shall execute a Promissory Note in favor of Seller in the amount of $1 million due and payable two (2) years from the date of the execution of this Agreement. Said Note shall bear no accruable interest. However, should Maker fail to pay on said Note when due, interest, at a rate of 9% per annum will be assessed from that date forward until said Note is paid in full.
Further, said Note shall be secured by 166,667 shares of Alpha Solarco, Inc.'s free-trading stock.

         3.       Representations, Warranties and Covenants.

         3.l Seller s  Representations  and  Warranties.  In connection with the
transaction   contemplated  by  this  Agreement,   Seller  makes  the  following
representations, warranties and covenants as follows:

                  (a) Seller has not entered into any contract or agreement to sell, mortgage or otherwise encumber its Stock.

                  (b)      Seller, to the best of its knowledge and information,
                           knows  of  no  patent  or  latent   defects   in  the
                           transferability of the Stock.

                  (c) There are no creditors of Seller or other entities and persons of all kinds and nature whatsoever who have any liens, claims, security interests or encumbrances which would affect Seller s ability to pass clear title to the Stock to Buyer on the Closing Date or who claim any lien, claim, security interest, encumbrance, ownership right, beneficial interest or claim of right in and to the Stock.

                  (d) All of such shares will be validly issued at closing and will be fully paid and nonassessable.

                  (e) Seller is the sole owner of all legal and beneficial interests (including, without limitation good and marketable title) in, and has good and marketable title to, all of the Stock, with the absolute right to own, sell, transfer, encumber, use, assign and transfer the same to any person or entity whatsoever free and clear of all liens, pledges, security interests or encumbrances of any kind or nature whatsoever and without any breach of any agreement to which it is a party or by which it is bound. There are no existing impediments to the sale and transfer of the Stock.

                  (f) Seller has full right, power, legal capacity and authority to enter into this Agreement and to issue and deliver to Buyer the shares to be so exchanged and delivered to Buyer hereunder.

                  (g) Seller is not in violation of any provision of its Articles of Incorporation or Bylaws, nor has it defaulted under any agreement or other instrument to which it is a party or by which it is bound.

                  (h) No material fact regarding Seller and/or its business and Assets has been omitted which would reasonably affect a prudent investor's decision to acquire the Stock being acquired by Buyer herein to the best of Seller s knowledge, information and belief.

                  (i) No warranty or representation made herein by Seller, nor any statement given to Buyer by Seller pursuant hereto, or with respect to the transaction contemplated hereby, contains any untrue statement of material fact or admits to state a material fact necessary to make the statement contained herein not misleading as of the date of this Agreement to the best of its knowledge.

          3.2 Buyer's  Representations  and  Warranties.  In connection with the
transaction   contemplated   by  the   agreement,   Buyer  makes  the  following
representations, warranties and covenants as follows:

                  (a)      Buyer is a duly  authorized  Corporation and existing
                           in  good  standing   under  the  laws  of  a  foreign
                           jurisdiction.

          3.3 Brokers. Buyer and Seller mutually represent, warrant and agree that any obligation on the part of Buyer or Seller with respect to commissions owing to brokers or salesmen for services performed in connection with the purchase or sale of the business contemplated by this transaction are not considered as part of this Agreement. Any such amount owed by Buyer or Seller to said vendors for such services, if any, shall be handled through mutual indemnity by Buyer and/or Seller apart from this Agreement.

         4.       Indemnification.

         4.l Seller s Indemnity. Seller indemnifies and holds harmless Buyer, its successors and assigns, against any and all losses, costs, expenses and damages resulting from any breach or any representation, warranty or agreement set forth in this Agreement, or the untruth or inaccuracy thereof. Seller indemnifies and holds harmless Buyer against any and all debts, liabilities, choses in action, or claims of any nature, absolute or contingent, together with all expenses and legal fees resulting from any such breach, untruth or inaccuracy, or which may be incurred to compromise or defend such liabilities, choses in action or claims of any nature, absolute or contingent, including, but not limited to, any and all liabilities for federal income or withholding or excise taxes, or state or municipal taxes of any nature. Buyer, its successors and assigns, shall notify Seller of any such liability, asserted liability, breach of warranty, untruth or inaccuracy of representation, or any claim thereof, with reasonable promptness, and Seller or its legal representatives shall have, at their election, the right to compromise or defend any such matter involving asserted liability of Seller or Buyer through counsel of their own choosing at the expense of Seller. Seller shall notify Buyer, or its successor or assigns, in writing promptly of its intention to compromise or defend any claim and Buyer, its successors or assigns, shall cooperate with Seller and its counsel in compromising or defending against any such claim.

         4.2 Buyer's Indemnity. Buyer indemnifies and holds harmless Seller against all expense or loss incurred resulting from any breach by Buyer of any representation, warranty or covenant of Buyer set forth in this Agreement, or the untruth or inaccuracy thereof.

         5. Survival. All of the covenants, warranties, representations and agreements contained in this Agreement and in all other documents executed and delivered by or on behalf of Seller to Buyer in order to consummate the transactions contemplated hereby are true as of the date of this Agreement and will survive the closing. Seller acknowledges that each of the covenants, warranties, representations and agreements of Seller contained herein constitutes a material inducement to Buyer's execution of this Agreement and the performance of its obligations hereunder and, in the event that any of such covenant, warranty, representation or agreement is untrue or is breached, Buyer shall be entitled to pursue any and all remedies therefore available at law or in equity.

         6.       Arbitration.

         6.l In the event any dispute or controversy arising out of this Agreement cannot be settled by the parties hereto, such controversy or dispute, at the election of any party to the dispute, shall be submitted to arbitration in the state of Utah (and for this purpose each party hereby expressly consents to such arbitration in such place). The decision of said arbitrator shall be binding upon the parties hereto for all purposes, and judgment to enforce any such binding decision may be entered in the Utah Supreme Court (and for this purpose each party hereby irrevocably consents to the jurisdiction of said court).

         6.2 In the event the parties cannot mutually agree upon an arbitrator to settle their dispute or controversy, each party shall then select one arbitrator and the two arbitrators shall select a third arbitrator. At the election of either of the parties hereto, all arbitrators shall be selected pursuant to the then existing rules and regulations of the American Arbitration Association governing commercial transactions.

         6.3 The defaulting party shall be responsible for all out-of-pocket expenses the non-defaulting party shall have incurred in this transaction as a result of such default. Upon written notice of such default and expenses, the defaulting party shall pay within ten (10) days of the receipt of notice of such default the amount of the expenses incurred by the non-defaulting party to such date.

         6.4 In the event a party hereto finds it necessary to employ legal counsel or to bring an action at law or other proceedings against another party to enforce any of the terms, covenants or conditions hereof, the party prevailing in any such action or other proceedings shall be paid all reasonable attorneys fees by the other party, and in the event any judgment is secured by such prevailing party, all such attorneys fees, as determined by the arbitration and/or court, shall be included in any such judgment.

         7.       Miscellaneous.

         7.1 Any notice to be given by Buyer or Seller shall be given in writing and delivered in person or forwarded by certified mail to the address above noted, postage prepaid, at the address indicated below, unless the party giving any such notice has been notified, in writing, of a change of such address:

         Any such notice shall be deemed effective five (5) days after posting, if mailed, or upon date of receipt, if delivered.

         7.2 This Agreement contains the complete understandings and agreements of the parties hereto with respect to all matters referred to herein, and all prior representations, negotiations and understandings are superseded hereby and merged into this Agreement. No party shall be liable or bound to any other person hereto in any manner by any agreement, warranty, representation or guarantee, except as specifically set forth herein.

         7.3 Time is of the essence of this Agreement. Except as herein otherwise provided, this Agreement and all of the terms and provisions hereof shall inure to the benefit of and be binding upon the heirs, executors, personal representatives, successors and assigns of the parties hereto.

         7.4 If any of the terms or provisions of this Agreement is determined to be invalid, such invalid term or provision shall not affect or impair the remainder of this Agreement, but such remainder shall continue in full force and effect to the same extent as though the invalid term or provision were not contained herein.

         7.5 This Agreement and the rights of the parties hereto shall be governed and construed in accordance with the laws of the State of Utah.

         7.6 This Agreement may be executed in two or more counterparts, each of which may be executed by one of the parties hereto, with the same force and effect as though all of the parties executing such counterparts have executed but one instrument.

         7.7 No consent or waiver, expressed or implied, by either party to or of any breach or default of the other party in the performance by such other party of its obligations hereunder or of such party's representations and warranties contained herein shall be deemed or construed to be a consent to or waiver of any other breach or default in the performance by such other party of the same or any other obligations of such party hereunder. Failure on the part of any party to complain of any act or failure to act on the part of any other party or to declare such other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such other party of its rights hereunder.

         7.8 Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, or terminated orally, or in any manner other than by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.

         7.9 The parties hereto agree to execute, acknowledge and deliver such further documents as may be necessary or proper to carry the purpose and intent of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first herein above written.

Canton Financial Services Corporation ("Seller")



/s/ Richard Surber
------------------------
Richard Surber, President


Premier Sales Corporation, Ltd. ("Buyer")



/s/ Simon Peter-Elmont
---------------------------
Simon Peter-Elmont, President